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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  ------------
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 2003
                                  ------------

                                   PRAB, INC.
             (Exact name of registrant as specified in its charter)


            MICHIGAN                             0-10187                          38-1654849
(State or other jurisdiction of           (Commission File No.)                 (IRS Employer
         incorporation)                                                       Identification No.)

        5944 EAST KILGORE ROAD, P.O. BOX 2121, KALAMAZOO, MICHIGAN 49003
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (269) 382-8200


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ITEM 9. REGULATION FD DISCLOSURE.

On January 29, 2003, the Company released its fourth quarter and year end results. The press release is attached to this Item 9 as Exhibit A.






































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

                                    Exhibit A

PRAB, INC.                                   For Additional Information Contact:
For Immediate Release                                         Robert Klinge, CFO
January 29, 2003                                                  (269) 382-8200


                            PRAB REPORTS 2002 RESULTS

KALAMAZOO, MICHIGAN...PRAB, INC. reports sales of $12,942,000 and a net profit of $146,000 for the year ended October 31, 2002. These results compare with sales of $14,847,000 and a net profit of $542,000 in the same period a year ago.

The order backlog of $2,899,000 at October 31, 2002 compares with $2,573,000 at the end of the previous quarter ended July 31, 2002 and $2,995,000 at October 31, 2001.

Prab, Inc., operating under two divisions, Prab Conveyors and Hapman Conveyors, designs and manufactures conveyors, metal scrap reclamation systems, and bulk material handling equipment and systems for a wide variety of industrial markets throughout the world.

                                   PRAB, INC.
                          Summary of Financial Results
                 (in thousands of dollars except per share data)

                                       FOURTH QUARTER ENDED                           YEAR ENDED
                                            OCTOBER 31,                               OCTOBER 31,
                                    2002                   2001                 2002                2001
                                    ----                   ----                 ----                ----
Sales                           $     3,323            $     3,623           $    12,942         $   14,847
Net Income                              (58)                   320                   146                542
Per Share                       $     (0.04)           $      0.17           $      0.08         $     0.30


SAFE HARBOR STATEMENT

As with any statements other than those reflecting historical facts, forward-looking statements contained in this announcement involve risk, and, as such, future financial performance may differ from current expectations due to a variety of marketplace factors. These factors include, without limitation, those disclosed in Prab Inc.'s 2002 Form 10-KSB filing with the Securities and Exchange Commission.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRAB, INC.
                                        (Registrant)



Date: January 29, 2003                  /s/ Gary A. Herder
                                        ----------------------------------------
                                        Gary A. Herder, Chief Executive Officer



























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